ADVISORS DISCIPLINED TRUST 1825

                          SUPPLEMENT TO THE PROSPECTUS

     Delphi Automotive PLC (formerly NYSE: DLPH) has completed a spin-off of its powertrain systems segment into Delphi Technologies PLC (NYSE: DLPH) and the remaining company has become Aptiv PLC (NYSE: APTV). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Bulldog Portfolio, Series 2017-4Q - A Cyrus J. Lawrence LLC ("CJL") Portfolio now includes shares of Aptiv PLC and Delphi Technologies PLC and will no longer include shares of Delphi Automotive PLC.

     Supplement Dated:  December 5, 2017















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